UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a‑12

ACHAOGEN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Achaogen, Inc.  Annual Meeting of Stockholders to Be Held on June 5, 2018   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.We  encourage you to access and review all of the important information contained in the proxy materials before voting. To view the  proxy statement and annual report, go to www.proxydocs.com/AKAO.To submit your proxy while visiting this site, you will need  the 12 digit control number in the box below.   Under new United States Securities and Exchange  Commission rules, proxy materials do not have  to be delivered in paper. Proxy materials can  be distributed by making them available on the  Internet. We have chosen to use these procedures  for our 2018 Annual Meeting and need YOUR  participation.   If you want to receive a paper or e-mail copy of  the proxy materials, you must request one.There  is no charge to you for requesting a copy. In order  to receive a paper package in time for this year’s  annual meeting, please make this request on or  before May 25, 2018.    For a Convenient Way to VIEW Proxy Materials  _ and _  VOTE Online go to: www.proxydocs.com/AKAO   Proxy Materials Available to View or Receive:   1. Proxy Statement 2. Annual Report  Printed materials may be requested by one of the following methods:    TELEPHONE (866) 648-8133  *E-MAIL  www.investorelections.com/AKAO   INTERNET   paper@investorelections.com   * If requesting material by e-mail, please send  You must use the 12 digit control number a blank e-mail with the 12 digit control number   (located below) in the subject line. No other  located in the shaded gray box below.   requests, instructions or other inquiries should be  included with your e-mail requesting material.    ACCOUNT NO. SHARES   Notice of Achaogen, Inc. Annual Meeting of Stockholders   Date: Tuesday, June 5, 2018  Time: 2:00 P.M. (Local Time)  Place: 1 Tower Place, 1st Floor, South San Francisco, California 94080   The purpose of the Annual Meeting is to take action on the following proposals:   The Board of Directors recommends that you vote “FOR” the election of the director nominees named below:   1. Election of Class I Directors  Nominees 01 Karen Bernstein, Ph.D. 02 Michael Fischbach, Ph.D. 03 John W. Smither  The Board of Directors recommends that you vote “FOR” the following proposal 2 and proposal 4, and “EVERY YEAR” on  proposal 3.   2. Advisory vote to approve the compensation of our named executive officers.  3. Advisory vote on frequency of future advisory votes on compensation of our named executive officers.  4. To ratify the selection of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2018.